                                                                   EXHIBIT 10.29

                                   AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of August 21, 1998 by and among
                          ---------
RealSelect, Inc., a Delaware corporation ("RealSelect"), the REALTORS(R)
                                           ----------
Information Network, Inc., an Illinois corporation ("RIN"), the National
                                                     ---
Association of REALTORS(R), an Illinois not for profit corporation (the "NAR"),
                                                                         ---
NetSelect, Inc., a Delaware corporation ("NetSelect"), and NetSelect, L.L.C., a
                                          ---------
Delaware limited liability company ("NetSelect L.L.C.").
                                     ----------------

                                  BACKGROUND
                                  ----------

A. Under the terms of that certain Operating Agreement dated as of November 26, 1996 by and between RIN and RealSelect, as amended by that certain First Amendment of Operating Agreement dated as of December 27, 1996 (the "Operating
                                                                     ---------
Agreement") RealSelect is obligated to make certain payments to RIN of
---------
$1,000,000 (the "Active Real Property Ads Amount") pursuant to Section 6.3(a) of
                 -------------------------------
the Operating Agreement, payments of $1,000,000 (the "Free Operating Cash Flow
                                                      ------------------------
Amount") pursuant to Section 6.3(b) of the Operating Agreement; and under the
------
terms of that certain agreement between NAR and/or RIN and RealSelect dated April 29, 1998, RealSelect has agreed to fund certain portions of NAR advertising activities, which obligation the parties agree is $1,200,000 (the "Advertising Amount") (such amounts referred to collectively as the
 ------------------
"Obligations").
 -----------

B. Pursuant to the terms of that certain RealSelect, Inc. Stockholders Agreement dated as of November 26, 1998 by and among RealSelect, NetSelect L.L.C. and RIN (the "Stockholders Agreement"), NAR (as successor in interest to
                     ----------------------
the rights of RIN under the Stockholders Agreement) has certain rights (the "NAR
                                                                             ---
Right") to require, upon the announcement by NetSelect of a Qualified Public
-----
Offering of NetSelect common stock (as defined in Section 4.2 of the Stockholders Agreement), that NetSelect issue shares of NetSelect Convertible Preferred Stock or NetSelect Class A Common Stock, as the case may be, in exchange for shares of RealSelect Common Stock held by NAR.

C. The parties hereto desire to resolve the amount, timing and manner of payment of the Obligations, in the manner set forth in this Agreement.

                                   AGREEMENT
                                   ---------

NOW THEREFORE, in consideration of the foregoing recitals and mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.  Certain Agreements Related to the Obligations.  In connection with payment
    ---------------------------------------------
of the Obligations, the parties hereby agree as follows:

         (a) At the first closing of the sale and issuance by NetSelect of shares of its Convertible Series F Preferred Stock ("Series F Preferred") and
                                                     ------------------
shares of its Class A Common Stock ("NetSelect Common Stock") pursuant to that
                                     ----------------------
certain Stock Purchase Agreement dated as of August 21, 1998 by and among NetSelect and certain Purchasers (as defined therein), $1,000,000 of the Advertising Amount shall be deemed fully paid and such $1,000,000 of such Obligation shall be demmed satisfied in exchange for the issuance by NetSelect to NAR of a total of 26,504 shares of Series F Preferred (as a purchase price of $24.00 per share) and 57,671 shares of NetSelect Common Stock (at a purchase price of $6.31 per share).

         (b) The remaining $200,000 of the Advertising Amount and $800,000 of the Active Real Property Ads Amount shall be deemed fully paid and such amounts of such Obligations shall be deemed satisfied, in consideration of the issuance to (i) NAR by RealSelect of that number of shares of RealSelect Common Stock as is equal to 11,905 shares of NetSelect Common Stock, calculated according to the formula set forth in resolutions of the Board of Directors of NetSelect and RealSelect in connection with the approval of previous issuances by RealSelect to NetSelect, L.L.C. of shares of RealSelect Common Stock following issuance of shares by NetSelect and the transfer of proceeds from such sales to NetSelect, L.L.C. and from NetSelect, L.L.C. to RealSelect, and (ii) RIN by RealSelect of that number of shares of RealSelect Common Stock as is equal to 47,619 shares of NetSelect Common Stock, calculated according to the formula set forth in resolutions of the Board of Directors of NetSelect and RealSelect in connection with the approval of previous issuances by RealSelect to NetSelect, L.L.C. of shares of RealSelect Common Stock following issuance of shares by NetSelect and the transfer of proceeds from such sales to NetSelect, L.L.C. and from NetSelect, L.L.C. to RealSelect; with such shares of RealSelect Common Stock (the "RealSelect") to be issued upon the earliest of: (i) the closing of the
      ----------
issuance of NetSelect equity securities pursuant to the Brokers' Gold Program approved by the NetSelect Board of Directors, (ii) the closing of a merger of RealSelect and NetSelect, and (iii) the closing of a NetSelect Qualified Public Offering (as defined in the Stockholders Agreement). If a NetSelect Qualified Public Offering (as defined in the Stockholders Agreement) occurs before the consummation of a merger between NetSelect and RealSelect, then the NAR Right shall not apply to such RealSelect Shares and the RealSelect Shares shall be excluded from definition of "Shares" under the Stockholders Agreement for purposes of Section 3.5 thereof; and, at the option of NAR and RIN, RealSelect shall repurchase the RealSelect Shares in exchange for delivery of RealSelect promissory notes in an aggregate principal amount equal to $1,000,000 bearing interest at the then applicable federal rate, which notes shall be payable upon demand of the holder thereof and may be prepaid without penalty at any time by RealSelect.

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

         (c) The remaining $200,000 of the Active Real Property Ads Amount and all of the Free Operating Cash Flow Amount shall be paid to RIN by RealSelect no later than April 1, 1999.

2.  Investment Representations.  In connection with the issuance of the above-
    --------------------------
referenced securities (sometimes referred to collectively as the "Securities"),
                                                                  ----------
NAR and RIN, as the case may be, agrees to execute and deliver to NetSelect and RealSelect (as the case may be) a customary investment representation letter relating to issuance of the Securities. RealSelect and NetSelect consent to the transfer by RIN to NAR of the Securities, provided that RIN and NAR execute customary transfer instruments and investment representation letters in form reasonably satisfactory to RealSelect and NetSelect.

3.  Representations and Warranties of Each Party. Each party, severally and not
    --------------------------------------------
jointly, represents and warrants, solely with respect to itself, that (i) such party has all requisite corporate or company power and authority (as the case may be) to enter into this Agreement and to perform its obligations hereunder, and (ii) that this Agreement constitutes the valid and binding obligations of such party, enforceable against such party in accordance with its terms. NetSelect and RealSelect represent and warrant that the Securities have been duly authorized by all necessary corporate action on the part of NetSelect and RealSelect and, upon payment therefor as described in this Agreement, the Securities shall be, and the shares of NetSelect Common Stock issuable upon conversion of the Series F Preferred, upon such conversion and issuance shall be, validly issued and outstanding, fully paid and nonassessable.

4.   Miscellaneous.
     -------------

4.1  Notices.  Any and all notices required or permitted to be given under this
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Agreement shall be sent or delivered by hand, facsimile, prepaid certified or registered mail, or by private nationally recognized express courier service (such as Federal Express of D.H.L.) to the parties at the addresses set forth below, (or to such other addresses as the parties shall in writing notify each other pursuant to this Section):

          If to NetSelect,             [Entity Name]
          NetSelect, L.L.C. or         c/o NetSelect, Inc.
          RealSelect:                  5655 Lindero Canyon Road, Suite 120
                                       Westlake Village, CA  91362

                                           Attention:_________________________
                                           Telephone:_________________________
                                           Facsimile:_________________________


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

          If to RIN or NAR             [Entity Name]
                                       c/o National Association of REALTORS(R)
                                       430 North Michigan Avenue
                                       Chicago, Illinois  60611-4087
                                       Attn: Vice President and General Counsel
                                       Telephone: (312) 329-8371
                                       Facsimile: (312) 329-8256

     Notices delivered by hand, or sent by facsimile, shall be deemed given the day so delivered or sent (or, in the case of facsimiles sent after normal business hours, on the next business day), provided that in the case of facsimiles, the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient. Notices mailed or sent courier as provided herein shall be deemed given on the third (3rd) business day following the date so mailed or on the date of actual receipt, whichever is earlier.

          4.2  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as applied to contracts made and to be fully performed entirely within that state between residents of that state.

4.3  Entire Agreement; Amendment.  This Agreement constitutes the full and
     ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement or any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the parties hereto.

          4.4  Counterparts.  This Agreement may be executed in one or more
          ---  ------------
counterparts, each of which shall constitute an original but all of which taken together shall constitute a single instrument.



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

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first written above.


NETSELECT, INC.


By:    /s/ Stuart Wolff
       ----------------------------
Name:
       ----------------------------
Title:
       ----------------------------


NETSELECT, L.L.C.


By:    /s/ Stuart Wolff
       ----------------------------
Name:
       ----------------------------
Title:
       ----------------------------


REALSELECT, INC.                       REALTORS(R) INFORMATION NETWORK


By:    /s/ Stuart Wolff                By:    /s/ Robert A. Goldberg
       ----------------------------           ----------------------------
Name:                                  Name:  Robert A. Goldberg
       ----------------------------           ----------------------------
Title:                                 Title: President & CEO
       ----------------------------           ----------------------------


                                       NATIONAL ASSOCIATION OF REALTORS(R)


                                       By:    /s/ Terrence M. McDermott
                                              ----------------------------
                                       Name:  Terrence M. McDermott
                                              ----------------------------
                                       Title: Executive Vice President
                                              ----------------------------

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